SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN A PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]           Definitive Proxy Statement
[  ]           Definitive Additional Materials
[  ]           Soliciting Material Under Rule 14a-12

TRUST FOR PROFESSIONAL MANAGERS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

MARKETFIELD FUND

a series of

TRUST FOR PROFESSIONAL MANAGERS
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR September 20, 2012

To the Shareholders of the Marketfield Fund:

A special meeting of shareholders (the “Meeting”) of the Marketfield Fund (the “Fund”), a series of Trust for Professional Managers, will be held on September 20, 2012, at 10:00 a.m. Central time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan St., Milwaukee, Wisconsin  53202, to consider the following:

1.
A proposal to approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Fund to the MainStay Marketfield Fund (the “Acquiring Fund”), a newly formed series of MainStay Funds Trust (“MainStay Funds Trust”), in exchange for Class I shares of the Acquiring Fund; and (b) the distribution of the Class I shares of the Acquiring Fund pro rata by the Fund to its shareholders in complete liquidation of the Fund.

2.	Any other business that properly comes before the Meeting and any adjournments thereof.

Only shareholders of record as of the close of business on June 29, 2012, are entitled to receive this notice and vote at the Meeting and any adjournments thereof.  Whether or not you expect to attend the meeting, please complete and return the enclosed proxy ballot (voting instruction card).

By Order of the Board of Trustees
of Trust for Professional Managers

/s/ Rachel A. Spearo
Rachel A. Spearo
Secretary

___________, 2012

NOTICE:  PLEASE COMPLETE THE ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.   FOR YOUR CONVENIENCE YOU MAY VOTE BY MAIL, BY CALLING THE TOLL-FREE TELEPHONE NUMBER PRINTED ON YOUR PROXY BALLOT, OR VIA THE INTERNET AT THE WEBSITE ADDRESS PRINTED ON YOUR PROXY BALLOT.

MARKETFIELD FUND

a series of

TRUST FOR PROFESSIONAL MANAGERS
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

The Proxy Statement is also available at www.marketfield.com

_________, 2012

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the Marketfield Fund (the “Fund”), a series of Trust for Professional Managers (“TPM”), will be held on September 20, 2012 at 10:00 a.m. Central time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan St., Milwaukee, WI 53202, to consider the following:

1.
A proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Plan”), which provides for: (a) the transfer of all the assets and liabilities of the Fund to the MainStay Marketfield Fund (the “Acquiring Fund”), a newly formed series of MainStay Funds Trust, in exchange for Class I shares of the Acquiring Fund; and (b) the distribution of the Class I shares of the Acquiring Fund pro rata by the Fund to its shareholders in complete liquidation of the Fund (the “Reorganization”).

2.	Any other business that properly comes before the Meeting and any adjournments thereof.
The Board of Trustees of TPM (the “TPM Board”) has unanimously approved the Reorganization and the Reorganization Plan; however, shareholder approval is required to proceed.  The TPM Board believes that the proposal is in the best interests of shareholders, and recommends that you vote in favor of the proposal.

The TPM Board has fixed the close of business on June 29, 2012 as the Record Date for determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

Your vote is very important regardless of the size of your holdings in the Fund.  Whether or not you expect to be present at the Meeting, please complete the enclosed proxy card and return it promptly in the enclosed envelope.  You may also vote on the Internet or by telephone; please see the enclosed Proxy Statement for details.  If you vote by proxy and then desire to change your vote in person, you may revoke your proxy at any time prior to the votes being tallied at the Meeting.  Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

Very truly yours,

/s/ Joseph Neuberger
Name:  Joseph Neuberger
Title:  President, Trust for Professional Managers

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID

CORPORATE ACCOUNTS

ABC Corp.	ABC Corp. John Doe, Treasurer

ABC Corp.	John Doe

ABC Corp. c/o John Doe	John Doe

ABC Corp. Profit Sharing Plan	John Doe
PARTNERSHIP ACCOUNTS

The XYZ Partnership	Jane B. Smith, Partner

Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS

ABC Trust	Jane B. Doe, Trustee

Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01
CUSTODIAL OR ESTATE ACCOUNTS

John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o John B. Smith, Jr., UGMA/UTMA

Estate of John B. Smith	John B. Smith, Jr., Executor, Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

•
AUTHORIZE YOUR PROXY THROUGH THE INTERNET.  You may authorize your proxy by logging into the Internet site located on your proxy card and following the instructions on the website.  In order to log on, you will need the control number found on your proxy card.

•
AUTHORIZE YOUR PROXY BY TELEPHONE.  You may authorize your proxy by telephone by calling the toll-free number located on your proxy card.  Please make sure to have your proxy card available at the time of the call.

•	VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid envelope provided.

•	VOTE IN PERSON AT THE MEETING.

PROXY STATEMENT
[______, 2012]

MARKETFIELD FUND
A SERIES OF TRUST FOR PROFESSIONAL MANAGERS

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “TPM Board”) of Trust for Professional Managers (“TPM”), on behalf of its series, the Marketfield Fund (the “Fund”), for a special meeting of Shareholders (the “Meeting”).  The Meeting will be held on September 20, 2012, beginning at 10:00 a.m. Central time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan St., Milwaukee, Wisconsin 53202.

As is more fully described in this Proxy Statement, shareholders of the Fund will be asked to vote on the following proposals (each a “Proposal” and collectively, the “Proposals”):

Proposals:

1.
A proposal to approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Fund to the MainStay Marketfield Fund (the “Acquiring Fund”), a newly formed series of MainStay Funds Trust, in exchange for Class I shares of the Acquiring Fund; and (b) the distribution of the Class I shares of the Acquiring Fund pro rata by the Fund to its shareholders in complete liquidation of the Fund.

2.	Any other business that properly comes before the Meeting or any adjournments thereof.

Please note that at a meeting held on June 26, 2012, the TPM Board unanimously approved the Reorganization and the Reorganization Plan, subject to shareholder approval.

Only shareholders of record who owned shares of the Fund at the close of business on June 29, 2012 (“Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof.  Each share of the Fund that you own entitles you to one (1) vote with respect to any proposal on which shareholders are entitled to vote (a fractional share has a fractional vote).

The TPM Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about July 26, 2012 to all shareholders of record of the Fund as of the Record Date.  It is important for you to vote on each Proposal described in this Proxy Statement.  We recommend that you read this Proxy Statement in its entirety, regardless of the number of shares that you own, as the explanations will help you to decide how to vote on the Proposals.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on September 20, 2012:

This proxy statement is available at www.marketfield.com, or by contacting the Fund (toll-free) at 1-888-236-4298.  To obtain directions to attend the Meeting, please call the Fund (toll-free) at 1-888-236-4298.  For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) at 1-888-236-4298 or visit the Fund’s website at www.marketfield.com or write to:

Marketfield Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

PROPOSAL 1

APPROVAL OF THE REORGANIZATION OF THE FUND

Summary

You are being asked to approve a proposed reorganization of the Fund into the Acquiring Fund (the “Reorganization”), subject to the terms and conditions of the Agreement and Plan of Reorganization (the “Reorganization Plan”).  A copy of the Reorganization Plan is attached hereto as Exhibit A and incorporated herein by reference.

On June 26, 2012, the TPM Board unanimously voted to approve the Reorganization and the Reorganization Plan, subject to approval by shareholders of the Fund.  The proposed Reorganization arises out of the recent agreement (the “Agreement”) between New York Life Investment Management LLC (“New York Life Investments”), a Delaware limited liability company, Marketfield Asset Management LLC, a New York limited liability company and Marketfield Asset Management LLC, a newly formed Delaware limited liability company (“MAM”), that provides, among other things, for the parties to support a reorganization of the Fund into the Acquiring Fund.

The Acquiring Fund would commence operations upon the completion of the Reorganization, and would be advised by New York Life Investments, an indirect wholly-owned subsidiary of New York Life Insurance Company.  MAM would assume day-to-day investment management responsibilities for the Acquiring Fund, under the supervision of New York Life Investments, pursuant to a subadvisory agreement with New York Life Investments upon the completion of the Reorganization.  New York Life Investments, or its affiliates, would provide distribution and administrative services to the Acquiring Fund, among other responsibilities, in addition to supervising the day-to-day portfolio management activities of MAM.   For more information regarding New York Life Investments, MAM and Marketfield Asset Management LLC, please see the section titled “Comparison of Investment Advisers and Investment Advisory Fees.”

The expected benefits of the proposed Reorganization are discussed elsewhere in this Proxy Statement and include the following:

•
The broader product array within the MainStay Group of Funds, with [___] retail mutual funds and $__ billion in assets under management as of [_____, 2012], to provide an expanded range of exchange options for shareholders and greater shareholder service capabilities;

•	The continuity of asset management through the retention of MAM as subadviser to the Acquiring Fund;

•	The potential greater market presence of the Acquiring Fund;

•	The expected improved operating efficiencies of the Acquiring Fund and improved distribution capabilities offered by affiliates of New York Life Investments;

•	The comparable expense and fee structures of the Acquiring Fund; and

•	The expected tax-free nature of Reorganization for U.S. federal income tax purposes.

For a detailed discussion of the TPM Board’s considerations, see the section titled “TPM Board Consideration of the Reorganization.”

How Will The Reorganization Work?

Subject to the terms and conditions of the Reorganization Plan, the Reorganization will involve three steps:

•	the transfer of all the assets and liabilities of the Fund to the Acquiring Fund in exchange for Class I shares of the Acquiring Fund having equivalent value to the net assets transferred;

•
the pro rata distribution of Class I shares of the Acquiring Fund to the shareholders of record of the Fund as of the effective date of the Reorganization in full redemption of all shares of the Fund; and

•	the complete liquidation and termination of the Fund.

As a result of the Reorganization, shareholders of the Fund will hold Class I shares of the Acquiring Fund.  The total value of the Class I shares of the Acquiring Fund that a shareholder will receive in the Reorganization will be the same as the total value of the shares of the Fund held by the shareholder immediately before the Reorganization.  If approved by shareholders, the Reorganization is expected to occur on or about October 5, 2012.

What are the Reasons for the Reorganization?

The Reorganization arises out of the decision of Marketfield Asset Management LLC to focus on its core competency of providing investment management services to the Fund through MAM.  The Reorganization will also allow MAM to focus on enhancements to its infrastructure and allow it to leverage the management, infrastructure and distribution capabilities of New York Life Investments and its affiliates.  By completing the Reorganization, MAM seeks to align itself with a strategic partner that could provide enhanced distribution capabilities while improving shareholders’ experiences by providing broader service capabilities and investment options that come with being shareholders in a large fund family.

Based on the information provided to the TPM Board by New York Life Investments, Marketfield Asset Management LLC and MAM, the TPM Board concluded that participation in the proposed Reorganization is in the best interests of the Fund and its shareholders.  For a detailed discussion of the TPM Board’s considerations, see the section titled “TPM Board Consideration of the Reorganization.”

Are There any Significant Differences in the Management Structure of the Fund and the Acquiring Fund?

Yes.  Marketfield Asset Management LLC currently serves as the investment adviser to the Fund and provides the day-to-day management of the Fund directly, without the use of a subadviser.  New York Life Investments will serve as the investment adviser to the Acquiring Fund.  MAM will provide day-to-day portfolio management services to the Acquiring Fund as a subadviser, under the oversight of New York Life Investments.

Currently, the TPM Board may terminate any investment adviser or subadviser of the Fund, including Marketfield Asset Management LLC, without shareholder approval.  The TPM Board may replace any investment adviser or subadviser of the Fund with another party only with the approval of shareholders.

Similarly, the Board of Trustees of the Acquiring Fund (the “MainStay Board”) may also terminate any investment adviser or subadviser of the Acquiring Fund, including MAM, without shareholder approval.   However, pursuant to a “manager-of-managers” exemptive order granted to the Acquiring Fund and New York Life Investments by the SEC, the Acquiring Fund may replace subadvisers that are not affiliated with New York Life Investments or the Acquiring Fund and may modify any existing or future subadvisory agreement with such unaffiliated subadvisers at any time without shareholder approval, subject to the approval of the MainStay Board.  The MainStay Board may replace the Acquiring Fund’s investment adviser only with the approval of shareholders.

The sole initial shareholder of the Acquiring Fund has approved the Acquiring Fund’s participation in this manager-of-managers structure, and shareholders of the Fund, including in their ultimate capacities as shareholders of the Acquiring Fund, will not be asked to vote on this matter.

Please see “Important Information Regarding Manager-of-Managers Exemptive Order” below for more information.

Is Additional Information About The Fund and the Acquiring Fund Available?

Yes, the following additional information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy Statement:

•
Semi-Annual Report to Shareholders of the Fund for the period ended June 30, 2011 and Annual Report to Shareholders of the Fund for the fiscal year ended December 31, 2011, including audited financial statements; and

•	Prospectus, Summary Prospectus and Statement of Additional Information, or SAI, for the Fund, each dated April 30, 2012.

You may obtain a free copy of these documents, request other information or make general inquiries about the Fund by calling the Fund at 1-888-236-4298 (toll-free), by visiting www.marketfield.com or by writing to:

Marketfield Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.

By Phone:              (202) 551-8090

By Mail:                 Public Reference Room
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20002

By Email:                 publicinfo@sec.gov

A preliminary prospectus for the Acquiring Fund, whose shares you would own after the Reorganization, accompanies this Proxy Statement.  The information in this preliminary prospectus is not complete and may be changed.  The Acquiring Fund may not sell its securities until its registration statement filed with the SEC is effective.  The preliminary prospectus is not an offer to sell the Acquiring Fund’s securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

What is the Effect of My Voting “FOR” The Proposal?

By voting “FOR” this proposal, you will be agreeing to become a shareholder of MainStay Marketfield Fund, a mutual fund organized as a series of MainStay Funds Trust, a Delaware statutory trust.  As a result, you are agreeing to all of the features of the MainStay Marketfield Fund, including use of the manager-of-managers exemptive order discussed below.

Shareholder Approval

Approval of the Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Please see the section entitled “Information on Voting” for more details.

Comparison of Current Fees and Expenses

The following chart describes the fees and expenses associated with holding the Fund’s and Acquiring Fund’s shares.  In particular, the chart compares the fee and expense information for the shares of the Fund as of the most recently completed fiscal year ended December 31, 2011 and the pro forma fees and expenses of Class I shares of the Acquiring Fund following the Reorganization.  Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or lesser than those shown.

However, as described in the notes to the table below, New York Life Investments has agreed to cap expenses for Class I shares of the Acquiring Fund for a period of two years commencing on the date of the Reorganization.  For a more detailed breakdown of the specific expenses charged to the Fund and the Acquiring Fund, and more information about expenses, see Exhibit B.

Fund/Share Class	Total Expense Ratio/Contractual Expense Limitation	Acquiring Fund/ Share Class	Total Expense Ratio (Estimated)/Contractual Expense Limitation
Marketfield Fund – Existing share class	1.56% / 1.75%*	MainStay Marketfield Fund – Class I shares	1.54% / 1.56%**

*
Marketfield Asset Management LLC, as the Fund’s current investment adviser, is obligated to maintain the expense ratio shown above pursuant to a contractual expense limitation arrangement for the Fund through at least April 30, 2013, and for an indefinite period thereafter.  Marketfield Asset Management LLC is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, so long as the reimbursement does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the 1.75% expense limitation cap.  Any rights of Marketfield Asset Management LLC to reimbursement would terminate upon the Reorganization and subsequent liquidation of the Fund.

**
Effective upon the date of the Reorganization, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Acquiring Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 1.56% of its average daily net assets.  This expense limitation agreement will be in effect for a two-year period commencing on the closing date of the Reorganization, unless extended by New York Life Investments and approved by the MainStay Board.

Comparison of Investment Objectives, Principal Investment Strategies and Policies

The investment objective, principal investment strategies, and day-to-day portfolio management of the Acquiring Fund will be substantially the same as the Fund.

However, it is important to note two investment policies in which the Acquiring Fund’s principal investment strategies will differ from those of the Fund.  First, the Fund may currently borrow money from banks or other financial institutions to purchase securities, which is commonly known as “leveraging,” in an amount not to exceed one-third of its assets, as permitted by the 1940 Act.  Second, the Fund may engage in securities lending to earn income.  The Fund has not actively pursued either of these elements of the principal investment strategy and, at this time, the Acquiring Fund does not intend to do so either.  Therefore, New York Life Investments and MAM believe that there will not be any material differences between the way that the Fund is currently managed and the management of the Acquiring Fund.

The Acquiring Fund will also have different fundamental and non-fundamental investment restrictions.  For more information regarding the investment restrictions of the Fund and the Acquiring Fund, please see the section titled “Comparison of Investment Restrictions.”

Principal Risk Considerations

The following discussion describes the principal risks that may affect the Acquiring Fund.  These principal risks are equally applicable to the Fund.  You will find additional descriptions of specific risks for the Acquiring Fund in the preliminary prospectus accompanying this Proxy Statement.

Loss of Money Risk

Before considering an investment in the Acquiring Fund, you should understand that you could lose money.

Market Changes Risk

The value of the Acquiring Fund’s investments may change because of broad changes in the markets in which the Acquiring Fund invests, which could cause the Acquiring Fund to underperform other funds with similar objectives.  From time to time, markets may experience periods of acute stress that may result in increased volatility.  Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Acquiring Fund’s shares.

Management Risk

The investment strategies, practices and risk analysis used by the Acquiring Fund’s subadviser may not produce the desired results.

Equity Securities Risk

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Acquiring Fund’s holdings.  Opportunity for greater gain often comes with greater risk of loss.

Convertible Securities Risk

Convertible securities may be subordinate to other securities.  In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted.  Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.  If an issuer stops making interest and/or principal payments, the Acquiring Fund could lose its entire investment.

Foreign Securities Risk

Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets, as well as political and economic developments in foreign countries, may affect the value of the Acquiring Fund’s investments in foreign securities.  Foreign securities may also subject the Acquiring Fund’s investments to changes in currency rates.  These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk

The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.  The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets

Mid-Cap Stock Risk

Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies.  Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Small-Cap Stock Risk

Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies.  Small-capitalization companies may be more vulnerable to adverse business or market developments.

Short Selling Risk

If a security sold short increases in price, the Acquiring Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  The Acquiring Fund may have substantial short positions and must borrow those securities to make delivery to the buyer.  The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so.  Thus, the Acquiring Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Acquiring Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Acquiring Fund may be required to pay in connection with the short sale.

Until the Acquiring Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Acquiring Fund’s custodian to cover the Acquiring Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets.  The Acquiring Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract.  In such instances, the Acquiring Fund may not be able to substitute or sell the pledged collateral.  Additionally, the Acquiring Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations.  This may limit the Acquiring Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.  By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

By investing the proceeds received from selling securities short, the Acquiring Fund could be deemed to be employing a form of leverage, which creates special risks.  The use of leverage may increase the Acquiring Fund’s exposure to long positions and make any change in the Acquiring Fund’s net asset value greater than it would be without the use of leverage.  This could result in increased volatility of returns.  There is no guarantee that the Acquiring Fund will leverage its portfolio, or if it does, that the Acquiring Fund’s leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Acquiring Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Acquiring Fund’s ability to fully implement its investment strategies.

Depositary Receipts Risk

Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Debt Securities Risk

The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the subadviser may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Acquiring Fund’s income, if the proceeds are reinvested at lower interest rates.

Additionally not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

High-Yield Securities Risk

Investments in high-yield securities (commonly referred to as “junk bonds”) are sometimes considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities.  These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss.  These securities can also be subject to greater price volatility.  In times of unusual or adverse market, political or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk

Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities.  The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.  Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Acquiring Fund’s ability to sell the securities at any given time.  Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.  Such securities also may lose value.

Other Investment Companies Risk

The Acquiring Fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange traded funds (“ETFs”).

The Acquiring Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class.  The Acquiring Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Acquiring Fund may not be able to buy those securities directly.  Any investment in another investment company would be consistent with the Acquiring Fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests.  However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Acquiring Fund’s performance.  In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Exchange Traded Fund Risk

The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities.  Disruptions in the markets for the securities underlying ETFs purchased or sold by the Acquiring Fund could result in losses on the Acquiring Fund’s investment in ETFs.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Zero-Coupon Bond Risk

Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities.  An investment in zero-coupon and delayed interest securities may cause the Acquiring Fund to recognize income, and therefore the Acquiring Fund may be required to make distributions to shareholders before the Acquiring Fund receives any cash payments on its investment.

Mortgage-Backed/Asset-Backed Securities Risk

Prepayment risk is associated with mortgage-backed and asset-backed securities.  If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Acquiring Fund’s investments.  If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Acquiring Fund to lose money.  The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved.  The ability of the Acquiring Fund to successfully utilize these instruments may depend on the ability of the subadviser to forecast interest rates and other economic factors correctly.  These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Municipal Bond Risk

Municipal bond risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.  Municipalities continue to experience economic and financial difficulties in the current economic environment.  The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market.  Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value.

Derivatives Risk

Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index.  Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Acquiring Fund to lose more money than it would have lost had it invested in the underlying instrument.  Derivatives may be difficult to sell, unwind or value.  Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Acquiring Fund.  Swap transactions tend to shift the Acquiring Fund’s investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Acquiring Fund.

Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument.  Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Due to fluctuations in the price of the underlying security, the Acquiring Fund may not be able to profitably exercise an option and may lose its entire investment in an option.  Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Acquiring Fund agreed to pay when it made the commitment.  The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Acquiring Fund.

Tax Risk

The Acquiring Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (1) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (2) to accelerate income to the Acquiring Fund; (3) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (4) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (5) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (6) to produce income that will not qualify as good income under the gross income requirements that must be met for the Acquiring Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Furthermore, to the extent that any futures contract or option on a futures contract held by the Acquiring Fund is a “section 1256 contract” under Section 1256 of the Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts include Acquiring Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Comparison of Investment Restrictions

Fundamental Investment Restrictions

The following are comparisons of the fundamental investment restrictions of the Fund and the Acquiring Fund.

Fund	Acquiring Fund
May not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed), and (ii) this restriction will not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies.

May borrow money, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

May not act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).
May act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

May not invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities).
May not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to the Acquiring Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements collateralized by the instruments described in Clause (ii).

May not purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate).

May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

May not purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities.

May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

May not make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and repurchase agreements).	May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
May not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer and provided that this restriction does not apply to investments in the securities of the U.S. Government, its agencies or instrumentalities or other investment companies.

Shall be a “diversified company,” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Non-Fundamental Investment Restrictions

Fund

The following non-fundamental investment restriction may be changed by the TPM Board, but only after at least 60 days’ notice is given to shareholders of the Fund.

The Fund may not:

Invest 15% or more of the value of its net assets, taken at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may also include restricted securities determined by Marketfield Asset Management LLC not to be liquid, non-negotiable time deposits and over-the-counter options.

The Acquiring Fund has a similar policy although it is not classified as a non-fundamental investment restriction, and the MainStay Board would not be required to provide 60 days’ notice to shareholders prior to changing the restriction.

Acquiring Fund

The following non-fundamental investment restriction may be changed by the MainStay Board without requiring prior notice to, or approval of, shareholders.

The Acquiring Fund may not:

Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(c)(1)(G) of the 1940 Act.

The Fund does not have a similar policy and may rely on the relief provided under Section 12(d)(1)(F) and Section 12(d)(1)(G) to purchase shares of registered open-end investment companies or registered unit investment trusts in excess of the limitations placed on such investments by Section 12(d)(1) of the 1940 Act.

The Fund may invest in “ETFs” that have obtained exemptive orders from the SEC which permit investments in those ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.  The Acquiring Fund will also be able to invest in ETFs which have obtained exemptive orders subject to the same or similar terms and conditions.

Comparison of Shareholder Services and Procedures

The Acquiring Fund offers five classes of shares.  However, only Class I shares are involved in the Reorganization.  The Fund offers one class of shares.

Class I shares of the Acquiring Fund do not assess any front-end or contingent deferred sales charges.  Similarly, the Fund does not assess any front-end or contingent deferred sales charges.

The Fund charges a 1% redemption fee on shares if they are redeemed within 60 days of purchase, subject to the terms and conditions of the registration statement.  Currently, the Acquiring Fund does not impose a redemption fee, although the Acquiring Fund is not intended to be used as a vehicle for frequent trading.

MainStay Funds Trust also has adopted a multi-class plan, a distribution (12b-1) plan and shareholder services plans for the Acquiring Fund.  However, Class I shares are not charged a distribution (12b-1) fee or shareholder service fee.  The Fund has not adopted a distribution (12b-1) plan or a shareholder services plan.

The minimum initial investment for the Fund is $2,500 and the minimum investment for subsequent investments is $100.  For the Acquiring Fund, there is generally a $5,000,000 minimum investment for Class I shares for individuals investing directly (i) with the Acquiring Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Acquiring Fund’s distributor, or its affiliates. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.  For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to: (i) individuals purchasing through certain types of "wrap fee" or other programs; (ii) investors purchasing through certain non-broker/dealer, registered investment advisory firms; (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts; (iv) certain financial institutions, endowments, foundations or corporations; (v) certain investment advisers, dealers or registered investment companies; and (vi) certain qualified tuition programs operating under Section 529 of the Internal Revenue Code.  Please see the section entitled “TPM Board Consideration of the Reorganization” for additional details on Class I eligibility.

The Fund allows shareholders to redeem their shares by mail, telephone, wire or financial intermediary. The Acquiring Fund permits shareholders to redeem their shares by mail, telephone, electronically or financial intermediary.  The Acquiring Fund generally permits exchanges between like share classes in the MainStay Group of Funds.  Such exchanges of fund shares generally are taxable for U.S. federal income tax purposes.  Both the Fund and the Acquiring Fund permit systematic withdrawals.

The Fund makes distributions of net investment income and capital gains, if any, at least annually, typically during the month of December.  The Acquiring Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that net investment income and/or capital gains are available for distribution. The Acquiring Fund declares and pays distributions from net investment income and capital gains at least annually.  Distributions are generally paid in December.

The Fund has a fiscal year end of December 31.  The Acquiring Fund also has a fiscal year end of December 31.

Both the Acquiring Fund and the Fund offer a choice between automatically reinvesting distributions in additional shares or receiving them by check.

The Fund’s prospectus and SAI and the Acquiring Fund’s preliminary prospectus and SAI contain more detailed discussions of shareholder services and procedures.

Comparison of Investment Advisers and Investment Advisory Fees

Investment Advisers

MainStay Marketfield Fund

New York Life Investments, subject to the supervision of the MainStay Board, and in conformity with the stated policies of the Acquiring Fund, administers the Acquiring Fund’s business affairs and has investment advisory responsibilities with respect to the Acquiring Fund’s portfolio securities.  New York Life Investments is an indirect, wholly-owned subsidiary of New York Life Insurance Company.  New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000.  As of [______, 2012], New York Life Investments and its affiliates had approximately [$______] in assets under management.

Upon the commencement of operations of the Acquiring Fund, MAM, a newly formed Delaware limited liability company, will serve as subadviser to the Acquiring Fund and will be responsible for the day-to-day investment management activities of the Acquiring Fund.  MAM was organized in 2012 and is privately held.  As of [____. 2012], MAM had approximately [$___] in assets under management.

Michael C. Aronstein is currently the portfolio manager for the Fund and will also serve as the portfolio manager of the Acquiring Fund.

Important Information Regarding Manager-of-Managers Exemptive Order

As discussed above, both the TPM Board, on behalf of the Fund, and the MainStay Board, on behalf of the Acquiring Fund, may terminate any subadviser without shareholder approval.

New York Life Investments and the registered funds that it manages, including the Acquiring Fund, have obtained an exemptive order (the “Order”) from the SEC permitting New York Life Investments, on behalf of the Acquiring Fund and subject to the approval of the MainStay Board, including a majority of the MainStay Board members who are not “interested persons” (as the term is defined in the 1940 Act) of MainStay Funds Trust, to hire or replace unaffiliated subadvisers and to modify any existing or future subadvisory agreement with an unaffiliated subadviser without shareholder approval.  The initial sole shareholder of the Acquiring Fund has approved this manager-of-managers arrangement.

The Order grants MainStay Funds Trust and New York Life Investments an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit New York Life Investments and the MainStay Funds Trust, on behalf of the Acquiring Fund, and without the approval of shareholders, to: (a) engage new or additional unaffiliated subadvisers; (b) enter into and modify existing subadvisory agreements with unaffiliated subadvisers; or (c) replace subadvisers with unaffiliated subadvisers.

The Order contains certain conditions that require: (i) MainStay Funds Trust to make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) MainStay Funds Trust to provide an information statement to shareholders containing details about a subadviser, the subadvisory agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new subadviser; (iii) MainStay Board to determine that any change in subadviser is in the best interests of the Acquiring Fund; (iv) no Board Member or Officer of the Acquiring Fund to own any interest in a subadviser, subject to certain exceptions; (v) New York Life Investments not to enter into a subadvisory agreement with any affiliated subadviser without shareholder approval; (vi) before a fund may rely on the Order, the operation of that fund pursuant to the Order must be approved by a majority of the fund’s outstanding voting securities, or, in the case of a newly-created fund, the initial shareholder(s) of the fund; and (vii) at all times, a majority of MainStay’ Board will not be “interested persons” of MainStay Funds Trust within the meaning of the 1940 Act and the nomination of new or additional Board Members that are not “interested persons” will be at the discretion of the then existing Board Members that are not “interested persons.”

The Order also provides relief from certain regulatory requirements to permit the disclosure by the Acquiring Fund of aggregated, as opposed to individual, information about the fees paid to certain subadvisers, which would include MAM.  Another condition of note in the Order is that shareholder approval is still required to approve any subadvisory agreement with a subadviser that is an “affiliated person,” as that term is defined in Section 2(a)(3) of the 1940 Act, of the Acquiring Fund or of New York Life Investments.  However, the Acquiring Fund and New York Life Investments may seek SEC exemptive relief from this requirement in the future (or rely on relief obtained by an affiliate or on any further SEC rule adopted in the future), which would permit New York Life Investments and the Acquiring Fund to enter into or to materially amend, subadvisory agreements with affiliated subadvisers without obtaining shareholder approval.

Use of the Order provides New York Life Investments and the MainStay Board with increased flexibility to recommend, supervise, evaluate, and change subadvisers without incurring the significant delay and expense associated with obtaining prior shareholder approval.  This permits the Acquiring Fund to operate more efficiently and cost-effectively. Without the Order, MainStay Funds Trust would be required to call and hold a shareholder meeting for the Acquiring Fund before it appoints a new subadviser or materially amends a subadvisory agreement.  Each time a shareholder meeting is called, MainStay Funds Trust would be required to create and distribute proxy materials and solicit proxy votes from the Acquiring Fund’s shareholders.  This process is time-consuming and costly and such costs would generally be borne by the Acquiring Fund, thereby reducing shareholders’ investment returns.

New York Life Investments currently monitors the performance of all subadvisers.  Also, New York Life Investments is currently responsible for recommending to the MainStay Board whether a subadvisory agreement should be entered into or terminated.  In determining whether to recommend to the MainStay Board the termination of a subadvisory agreement, New York Life Investments considers several factors, including the subadviser’s performance record while managing a particular fund.  When a shareholder invests in the Acquiring Fund, he or she effectively hires New York Life Investments to manage the assets of the Acquiring Fund, either directly or via a subadviser under New York Life Investments’ supervision.  Therefore, the MainStay Board believes that shareholders already expect that New York Life Investments and the MainStay Board will take responsibility for overseeing any subadvisers engaged for the Acquiring Fund and for recommending whether a particular subadviser should be hired, terminated, or replaced.

The MainStay Board oversees the selection and engagement of subadvisers.  Further, the MainStay Board will evaluate and consider for approval all new subadvisory agreements and all amendments to existing agreements.  Finally, under the 1940 Act and the terms of the individual subadvisory agreements, the MainStay Board is required to review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial two-year term.  Prior to entering into, renewing, or amending a subadvisory agreement, New York Life Investments and the relevant subadviser have a legal duty to furnish the MainStay Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

The Order does not affect the amount of management fees the Acquiring Fund would pay to New York Life Investments. When entering into and amending subadvisory agreements, New York Life Investments has negotiated and will continue to negotiate fees paid to the subadvisers for their services.  The fees paid to New York Life Investments by the Acquiring Fund would be considered by the MainStay Board in approving and renewing the advisory and subadvisory agreements.

Please note that the Acquiring Fund will be subadvised by MAM.  MAM is not an “affiliated person” of the Acquiring Fund or New York Life Investments.  Thus, unlike the current arrangement for the Fund, the MainStay Board may terminate the subadvisory agreement with MAM and replace MAM with another unaffiliated subadviser without shareholder approval under the terms of the Order.  A copy of the “manager-of-managers” exemptive order is available by calling [800-MAINSTAY (624-6782)].

Marketfield Fund

Marketfield Asset Management LLC, a New York limited liability company, serves as the Fund’s current investment adviser and is a wholly-owned subsidiary of Oscar Gruss & Son Incorporated (“Oscar Gruss”).  Oscar Gruss is an institutional broker-dealer that produces a number of specialized research products on topics such as merger/arbitrage; spin-offs, restructurings and post-bankruptcy; emerging market technology related equities; and macroeconomics and strategy.  Oscar Gruss has institutional clients located primarily in the United States, the United Kingdom, Switzerland, Liechtenstein and Israel.  Oscar Gruss does not engage in proprietary trading other than as a market maker for the execution of customer orders.  Oscar Gruss does not maintain an ownership interest in MAM.

Investment Advisory Fees

The annual contractual rate of the investment advisory fee paid by the Fund as a percentage of average daily net assets is 1.40%.  The annual contractual rate of the investment advisory fee paid by the Acquiring Fund as a percentage of average daily net assets is 1.40%.

As compensation for services provided by MAM with respect to the Acquiring Fund, New York Life Investments will pay MAM an annual subadvisory fee equal to 0.70% of the average daily net assets.  This is equal to 50% of the annual contractual rate of the investment advisory fee paid by the Acquiring Fund to New York Life Investments.  MAM will bear 50% of the impact of any management fee breakpoints specified in the Acquiring Fund’s investment management agreement with New York Life Investments but shall not be responsible for any expense cap reimbursement, fee waivers or similar adjustments for the Fund.

The fees paid to MAM are paid out of the management fee paid to New York Life Investments and are not additional expenses of the Acquiring Fund.  In further consideration for MAM’s services, New York Life Investments will also pay MAM an additional one-time fee based upon a percentage of the total assets that are acquired as a result of the proposed Reorganization.  In addition, MAM and New York Life Investments have agreed to certain other arrangements, which are discussed in more detail in the section titled “Agreement between MAM and New York Life Investments.”

Comparison of Other Principal Service Providers

The following is a list of principal service providers for the Fund and the Acquiring Fund:

Service Providers
Service	Fund	Acquiring Fund
Investment Adviser	Marketfield Asset Management LLC 292 Madison Avenue – 14th Floor New York, New York 10017	New York Life Investment Management LLC 51 Madison Avenue New York, NY 10010
Subadviser	N/A	Marketfield Asset Management, LLC 292 Madison Avenue – 14th Floor New York, New York 10017
Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202	NYLIFE Distributors LLC 169 Lackawanna Avenue Parsippany, NJ 07054
Administrator	U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	New York Life Investment Management LLC 51 Madison Avenue New York, NY 10010

Comparison of Business Structures

Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund’s existence and operation.  State law and each fund’s governing documents create additional operating rules and restrictions that funds must follow.  TPM and MainStay Funds Trust are both organized as Delaware statutory trusts and are governed by their respective Agreements and Declarations of Trust and By-Laws, as well as applicable Delaware and federal law.

The operations of TPM and MainStay Funds Trust are overseen by their respective Boards of Trustees and conducted by officers appointed by the respective Boards.  The composition of the Board of Trustees for TPM and MainStay Funds Trust differ.  For more information about the current Trustees and Officers of the Fund and the Acquiring Fund, you should consult the respective current SAIs.

Terms of the Reorganization

At the effective time of the Reorganization and pursuant to the terms and conditions of the Reorganization Plan, the Acquiring Fund will acquire all of the assets and liabilities of the Fund.  The Acquiring Fund will issue the number of full and fractional shares determined by dividing the net value of all the assets of the Fund by the net asset value of one share of the Acquiring Fund.  The Reorganization Plan provides the time for and method of determining the net value of the Fund’s assets and the net asset value of a share of the Acquiring Fund.  To determine the valuation of the assets transferred by the Fund and the number of shares of the Acquiring Fund to be transferred, the parties will use the standard valuation methods used by the Acquiring Fund in determining daily net asset values.  There are no material differences between the valuation procedures of the Acquiring Fund and the Fund. The valuation will be calculated immediately prior to the closing of the Reorganization, which, if approved by shareholders, is expected to occur on or about October 5, 2012, and will be calculated at the time of day the Fund and Acquiring Fund ordinarily calculate their net asset values.

The Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders.  Shareholders of record of the Fund will be credited with Class I shares of the Acquiring Fund having an aggregate value equal to the Fund shares that the shareholders hold of record at the effective time of the Reorganization.  At that time, the Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Reorganization Plan may be terminated by resolution of the TPM Board or the MainStay Board under certain circumstances.  Completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan.  An important condition to closing is that the Fund receives a tax opinion from counsel to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes.  As such, the Reorganization will not be taxable for such purposes to the Fund, the Acquiring Fund or the Fund’s shareholders.  Other material conditions include the receipt of legal opinions regarding the Fund and Acquiring Fund and the Reorganization.  Lastly, the closing is conditioned upon both the Fund and Acquiring Fund receiving the necessary documents to transfer assets and liabilities in exchange for shares of the Acquiring Fund.

The foregoing brief summary of the Reorganization Plan is qualified in its entirety by the terms and provisions of the Reorganization Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

Agreement between Marketfield Asset Management LLC, MAM and New York Life Investments

Pursuant to the Agreement, MAM will assume the day-to-day investment management responsibilities for the Acquiring Fund under a subadvisory agreement with New York Life Investments with respect to the Acquiring Fund.  New York Life Investments will assume the administrative responsibilities for the Acquiring Fund, and an affiliate of New York Life Investments will assume the distribution responsibilities for the Acquiring Fund.  In addition to establishing the subadvisory relationship between MAM and New York Life Investments for the Acquiring Fund, MAM and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investments agrees to recommend to the MainStay Board that MAM continue to serve as subadviser for the Acquiring Fund subject to MainStay Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties; (ii) MAM agrees not to provide subadvisory services to certain competing funds; (iii) New York Life Investments has a right of first refusal to offer certain new MAM products; and (iv) MAM agrees to make, to the reasonable satisfaction of New York Life Investments, certain enhancements to MAM’s infrastructure.

Additionally, New York Life Investments will pay MAM a one-time fee based upon a percentage of the total assets that are acquired as a result of the proposed Reorganization.

TPM Board Consideration of the Reorganization

The TPM Board considered the proposed Reorganization and Reorganization Plan at a meeting held on June 26, 2012, at which New York Life Investments provided materials and made a presentation to the TPM Board on the proposed Reorganization.  The materials prepared by New York Life Investments and provided to the TPM Board included information on the investment objective and strategies of the Acquiring Fund, a comparison of the expense ratio of the Fund against the estimated expense ratio of the Acquiring Fund, an analysis of the projected benefits to the Fund’s shareholders from the proposed Reorganization, and a description of the manager-of-managers structure employed by the MainStay Group of Funds, including the Acquiring Fund, pursuant to the Order.  At the meeting, the TPM Board considered the proposed Reorganization of the Fund into the Acquiring Fund and unanimously approved the Reorganization Plan, determining that it would be in the best interests of the Fund and its shareholders, and that such shareholders’ interests would not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization Plan to shareholders of the Fund, the TPM Board (including the Independent Trustees) made inquiries into a number of matters, including the following:

i.	MAM’s decision to focus on the investment management services it provides for the Fund, and leverage the capabilities of New York Life Investments and its affiliates;

ii.	the arrangement between New York Life Investments and MAM, and the potential benefits to MAM, the Fund and its shareholders;

iii.
New York Life Investments’ representation that the MainStay Board has approved the retention of MAM as the subadviser to the Acquiring Fund, which will provide continuity of asset management for current Fund shareholders participating in the Reorganization;

iv.	the anticipated effect of the Reorganization on the per-share expenses experienced by shareholders of the Fund, both before and after waivers and expense limitation arrangements;

v.	the estimated expense ratios and available information regarding the fees and expenses of the Acquiring Fund;

vi.
the potential benefits of economies of scale for the Fund and potential benefits to its shareholders of promoting more efficient operations and enabling greater diversification of investment choices – for more information on this consideration see “Operating Expenses of the Fund” below;

vii.	the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

viii.	the potential benefits to Fund shareholders resulting from the Fund’s access to the larger distribution network and capabilities of the MainStay Group of Funds;

ix.	the similarity of the investment objectives and principal investment strategies of the Fund and the Acquiring Fund;

x.
the fact that, unlike the Fund, the Acquiring Fund will operate pursuant to a manager-of-managers structure that would permit, among other things, the MainStay Board to terminate the subadvisory agreement between New York Life Investments and MAM with respect to the Acquiring Fund without shareholder approval;

xi.	that shareholders of the Fund will have a much broader array of mutual funds to exchange into by becoming shareholders of the MainStay Group of Funds;

xii.	the reputation, financial strength and resources of the MainStay Group of Funds and New York Life Investments;

xiii.	that the expenses of the Reorganization, other than brokerage costs, would not be borne by the Fund’s shareholders;

xiv.	the expected U.S. federal income tax consequences of the Reorganization; and

xv.	the possible alternatives to the Reorganization.

In reaching the decision to approve the Reorganization Plan and to recommend that shareholders vote to approve the Reorganization Plan, the TPM Board, including the Independent Trustees, unanimously concluded that participation of the Fund in the Reorganization is in the best interests of the shareholders of the Fund and would not result in dilution of such shareholder’s interests.  Their conclusion was based on a number of considerations, including the following:

Greater Product Array and Enhanced Range of Investment Options

At the closing of the Reorganization, the MainStay Group of Funds is expected to have [__] retail mutual funds, including equity funds, international funds, asset allocation funds, tax-free funds, income funds and money market funds.  Further, the MainStay Group of Funds provides access to a full line of financial products and services.  These additional shareholder services will be available to Fund shareholders if the Reorganization Plan is approved and the Reorganization is completed.  This broad range of investment options will permit an investor in the MainStay Group of Funds to diversify his or her investments and to participate in a range of investment styles currently prevalent in the market.  Shareholders can, with a few exceptions, make purchases of or exchanges for certain classes of other series of the MainStay Group of Funds.  Thus, if the Reorganization Plan is approved and the Reorganization is completed, Fund shareholders will have more investment options and greater flexibility to change investments through exchanges.  Any such exchanges generally will be taxable for U.S. federal income tax purposes.

Shareholders of the Fund will receive Class I shares of the Acquiring Fund in connection with the Reorganization.  Following the Reorganization, you will be eligible to purchase Class I shares, to the extent available, in any other fund that is part of the Mainstay Group of Funds, provided you continue to hold Class I shares in your account, including current accounts maintained at financial intermediaries.  Because of the Class I eligibility requirements, Class I shares are not available for all financial intermediary firms, investment platforms or investment accounts.  Therefore, if you move to a different financial intermediary, or the policies of your current financial intermediary change you may not be able to hold and/or purchase Class I shares of any fund in the MainStay Group of Funds or you may be subject to certain investment minimums or other restrictions, in addition to those found in the Acquiring Fund’s prospectus.  Alternatively, you may maintain your account directly with the Acquiring Fund in order to continue to hold and purchase Class I shares.  Please see the Acquiring Fund’s prospectus and SAI for additional information regarding Class I eligibility.

Improved Operating Efficiencies

The Acquiring Fund has the potential to operate more efficiently than the Fund because the Acquiring Fund is may increase its assets as a result of having access to the distribution network of the MainStay Group of Funds, which should result in the reduction of certain fixed costs as a percentage of fund assets.

Portfolio Management

MAM’s retention as the subadviser to the Acquiring Fund and the general continuation of the existing team of investment professionals to manage the Acquiring Fund, including Michael C. Aronstein as portfolio manager, will promote continuity of asset management for Fund shareholders participating in the Reorganization.

Distribution

Once the Fund becomes a part of the MainStay Group of Funds family, shareholders of the Acquiring Fund could benefit from the distribution capabilities offered by affiliates of New York Life Investments that could increase assets and reduce expenses due to potential increased fund scale.  The multiple distribution channels available to the MainStay Group of Funds may provide enhanced market presence for the Acquiring Fund as compared to the Fund.

Investment Objectives and Strategies

As discussed in the section entitled “Comparison of Investment Objectives, Principal Investment Strategies and Policies,” the Fund has substantially the same investment objective and principal investment strategies as the Acquiring Fund.

Operating Expenses of the Fund

The TPM Board also considered the operating expense ratios for the Fund and the Acquiring Fund.  The Acquiring Fund is expected to have a lower pro forma gross operating expense ratio than the Fund after the Reorganization.  Additionally, in an effort to maintain fees and expenses, New York Life Investments has entered into a contractual expense limitation agreement with the Acquiring Fund as discussed in Exhibit B.

Expected Tax-Free Conversion of the Fund Shares

The TPM Board also considered the expected tax-free nature of the Reorganization of the Fund.  If you were to redeem your investment in the Fund and invest the proceeds in another fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares.  By contrast, upon completion of the Reorganization, it is intended that: (1) you will not recognize a taxable gain or a loss for U.S. federal income tax purposes on the transfer of your investment to the Acquiring Fund; (2) you will have the same tax basis in your Acquiring Fund shares as you had in your Fund shares for U.S. federal income tax purposes; and (3) assuming that you hold your Fund shares as a capital asset, you will have the same holding period for your Acquiring Fund shares as you had for your Fund shares.  As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time.  At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

Expenses of the Reorganization

The TPM Board took into consideration the agreement of New York Life Investments and MAM to bear all of the expenses incurred by the Fund and Acquiring Fund, other than brokerage costs, in connection with the Reorganization, so that the shareholders of the Fund and Acquiring Fund will not bear these costs.  Brokerage costs associated with the Reorganization are not expected to be significant.

Performance

As part of the Reorganization, the Fund will be reorganized into the Acquiring Fund, which was created specifically to receive the assets and assume the liabilities of the Fund.  The Fund will be the accounting survivor of the Reorganization, and the Acquiring Fund is expected to assume the performance history of the Fund at the closing of the Reorganization. The average annual total returns of the Fund are presented in the Fund’s prospectus.  Please remember that past performance is no guarantee of future results.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a Fund shareholder.  It is based on the Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local or foreign tax consequences of the Reorganization.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Neither the Fund nor the Acquiring Fund has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction.  The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained.  You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of the Fund and the Acquiring Fund to consummate the Reorganization is conditioned upon their receipt of an opinion of counsel to the Fund generally to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a) of the Code, with respect to the Acquiring Fund and the Fund, and the Acquiring Fund and the Fund will each be a “party to a reorganization” under Section 368(b) of the Code.  Provided that the Reorganization so qualifies and the Acquiring Fund and the Fund are so treated, for U.S. federal income tax purposes, generally:

•	Neither the Acquiring Fund nor the Fund will recognize any gain or loss as a result of the Reorganization.

•	A Fund shareholder will not recognize any gain or loss as a result of the receipt of the Acquiring Fund shares in exchange for such shareholder’s Fund shares pursuant to the Reorganization.

•
A Fund shareholder’s aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Fund shares held immediately before the Reorganization.

•
A Fund shareholder’s holding period for the Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Fund shares, provided that the Acquiring Fund shareholders held their Fund shares as capital assets.

The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Fund and Acquiring Fund, including representations in certificates to be delivered by the respective management of each of the Fund and Acquiring Fund.  Counsel rendering the opinion will not independently investigate or verify the validity of such facts, representations and assumptions, and its opinion may be jeopardized if any of these facts, representations or assumptions is incorrect in any material respect.

The Fund did not qualify as a RIC for the fiscal year ended May 31, 2009 and the fiscal period beginning June 1, 2009 and ended December 31, 2009.  The Fund was taxed for those two periods as a C corporation.  As a result, the Fund had a total tax liability of $122,674 for the fiscal year ended December 31, 2009, and had no tax liability for the fiscal year ended May 31, 2009.  The Fund re-qualified as a RIC for the fiscal years ended December 31, 2010 and December 31, 2011, and it anticipates that it will qualify as a RIC in future years.  The Fund believes that it has no continuing potential income tax liability relating to its intervening status as a C corporation.

Accordingly, the Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.  Prior to the Reorganization, the Fund must continue to make timely distributions of its previously undistributed net investment income and realized net capital gains, including capital gains on any securities disposed of in connection with the Reorganization.  A shareholder must include any such distributions in such shareholder’s taxable income.

As of December 31, 2011, the Fund had $3,949,806 of net capital loss carry-forward available to offset any realized capital gains.  The final amount of the Fund’s net capital loss carry-forward, however, is subject to change and will not be finally determined until the filing of the Fund’s tax returns for the fiscal year ended December 31, 2011.  Any capital loss carry-forwards on the date of the Reorganization would be allowed to be assumed by the Acquiring Fund (provided certain of such capital loss carry-forwards generated in the taxable year ending December 31, 2010 will expire in 2018).  In general, it is not expected that any such capital loss carryforwards will be subject to an annual limitation for federal income tax purposes in connection with the Reorganization because the Reorganization should either: (i) qualify as a type “F” tax-free reorganization under the Code, including a mere change in identity, form or place of reorganization of one corporation, however effected; or (ii) not involve more than a 50% change of ownership.  Furthermore, as of December 31, 2011, the Fund had deferred, on a tax basis, post-October currency losses of $15,206 and post-October capital losses of $2,627,462, both of which would be allowed to be assumed by the Acquiring Fund because the Reorganization should either: (i) qualify as a type “F” tax-free reorganization under the Code, including a mere change in identity, form or place of reorganization of one corporation, however effected; or (ii) not involve more than a 50% change of ownership.

Fees and Expenses of the Reorganization

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses, but not including brokerage costs, incurred in connection with the completion of the Reorganization will be borne by New York Life Investments and MAM.  Brokerage cost associated with the Reorganization are not expected to be significant.

Capitalization

The following table sets forth as of June 29, 2012, the capitalization of the Fund.  Pro forma capitalization information is not included for the Reorganization because the shares of the Fund are being reorganized into the Class I shares of the Acquiring Fund, which currently has no assets.  All outstanding shares listed below are entitled to vote at the meeting.

Total Net Assets	Shares Outstanding	Net Asset Value per Share
[$____]	[____]	[$____]

INFORMATION ON VOTING

This Proxy Statement is being provided in connection with the solicitation of proxies by the TPM Board to solicit your vote for one proposal at a special meeting of shareholders of the Fund (the “Meeting”).  The Meeting will be held at 10:00 a.m. Central time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan St., Milwaukee, Wisconsin 53202.

You may vote in one of four ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

•	vote on the Internet at the website address printed on your proxy ballot;

•	call the toll-free number printed on your proxy ballot; or

•	vote in-person at the Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy ballot.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Fund.  You may also give written notice of revocation in person at the Meeting.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Only shareholders of record on June 29, 2012 are entitled to receive notice of and to vote at the Meeting.  Each share held as of the close of business on June 29, 2012 is entitled to one vote.  The presence in person or by proxy of shareholders entitled to cast 33⅓% of votes eligible to be cast at the Meeting will constitute a quorum for the conduct of all business.  When a quorum is present,  approval of the Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the original date set for the Meeting  without further notice.  The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.  Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

Although it is not expected that the Fund will receive abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.  In order to prevent this result, TPM may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  TPM also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Fund, without further notice to the shareholders of the Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the best interests of shareholders.  The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

A shareholder of the Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of TPM to demand payment for, or an appraisal of, his or her shares.  However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for U.S. federal income tax purposes.  If the Reorganization is consummated, shareholders will be free to redeem the Class I shares of the Acquiring Fund that they receive in the transaction at their then-current net asset value.  Shareholders of the Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

The Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned Meeting at which the adjournment is taken, unless a new record date of the adjourned Meeting is fixed.  At any adjourned Meeting, TPM may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal.  The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting.

The TPM Board knows of no matters other than those described in this Proxy Statement that will be brought before the Meeting.  If, however, any other matters properly come before the Meeting, it is the TPM Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

In addition to the solicitation of proxies by mail or expedited delivery service, employees and agents of New York Life Investments, MAM and their affiliates may solicit proxies by telephone.  The Fund has engaged the proxy solicitation firm of [___________________], which will receive a fee from New York Life Investments and MAM for its solicitation services.

The cost of the meeting, including the costs of solicitation of proxies and voting instructions, will be borne by New York Life Investments and MAM and is estimated to be between $_______ and $_______.  New York Life Investments and MAM also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals.  The Fund and its shareholders and the Acquiring Fund will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

Beneficial Ownership of Shares

The following table contains information about the beneficial ownership by shareholders of five percent or more of the Fund’s outstanding shares as of June 29, 2012.

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
[information to be provided]

As of June 29, 2012, the officers and Trustees of TPM as a group owned less than 1% of the Fund.

Annual Meetings and Shareholder Meetings

The Fund normally does not hold meetings of shareholders except as required under the 1940 Act and applicable laws.  Any shareholder proposal for a shareholder meeting must be presented to the Fund within a reasonable time before proxy materials for the next meeting are sent to shareholders.  Because the Fund does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate Proxy Statements you receive by sending only one copy to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  However, each shareholder will receive separate proxy cards.  Please call toll-free at 1-888-236-4298 or write to the Fund (Marketfield Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) to request individual copies of these documents.

EXHIBIT A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“AGREEMENT”) is made as of ________, 2012, by and between Trust for Professional Managers, a Delaware statutory trust (“TPM”), on behalf of its series, the Marketfield Fund (the “ACQUIRED FUND”), and MainStay Funds Trust, a Delaware statutory trust (“MAINSTAY FUNDS”), on behalf of its series, the MainStay Marketfield Fund (the “ACQUIRING FUND” and, together with the Acquired Fund, the “FUNDS”).  New York Life Investment Management LLC, a limited liability company organized under the laws of the State of Delaware (“NEW YORK LIFE INVESTMENTS”), joins this Agreement solely for purposes of paragraphs 4.3, 5.11 and 8.2, and Marketfield Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware (“MARKETFIELD”), joins this Agreement solely for purposes of paragraphs 4.4 and 8.2.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “CODE”). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class I shares of beneficial interest of the Acquiring Fund (the “ACQUIRING FUND SHARES”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund specified in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “REORGANIZATION”).

The Board of Trustees of TPM has determined, with respect to the Acquired Fund, that (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.  The Board of Trustees of MainStay Funds has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1.   The Reorganization. Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), TPM shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund, to MainStay Funds on behalf of the Acquiring Fund, and MainStay Funds shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund on behalf of the Acquiring Fund.  In consideration of the foregoing, at the Effective Time, MainStay Funds shall, on behalf of the Acquiring Fund, deliver to TPM on behalf of the Acquired Fund, full and fractional Class I Acquiring Fund Shares (to the third decimal place).  The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.   Assets of the Acquired Fund.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “ASSETS”).

1.3.   Liabilities of the Acquired Fund. The Acquired Fund will discharge all of its liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations that were incurred in the ordinary course of business consistent with past practice.  The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether known or unknown, existing at the Effective Time (collectively, the “LIABILITIES”).

1.4.   Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), TPM, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from MainStay Funds pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “ACQUIRED FUND SHAREHOLDERS”) in complete liquidation of the Acquired Fund.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “ACQUIRED FUND SHARES”) owned by Acquired Fund Shareholders at the Effective Time.  All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.   Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.   Filing Responsibilities of Acquired Fund.  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“COMMISSION”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund; provided, however, any tax returns of the Acquired Fund for the taxable year ending December 31, 2012 shall be the responsibility of the Acquiring Fund so long as the Closing (as defined in paragraph 3.1) shall have taken place prior to December 31, 2012.

ARTICLE II

VALUATION

2.1.   Net Asset Value of the Acquired Fund.  The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquiring Fund; provided, however, that such computation is consistent with the valuation procedures of the Acquired Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2.   Net Asset Value of the Acquiring Fund.  The net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in paragraph 2.1.

2.3.   Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time.

2.4.   Joint Direction of Calculation. All computations of value with respect to both the Acquired Fund and the Acquiring Fund shall be made by State Street Bank and Trust Company (“STATE STREET”), in its capacity as accounting agent for the MainStay Funds. Such computations shall be evaluated by New York Life Investments, in its capacity as administrator for the Funds, in consultation with Marketfield, the investment adviser to the Acquired Fund.  Such computations shall be subject to confirmation by the Acquired Fund’s and Acquiring Fund’s respective transfer agents and independent registered public accounting firms.

2.5.   Effective Time.  The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) (the “EFFECTIVE TIME”).

ARTICLE III

CLOSING

3.1.   Closing. The Reorganization, together with related acts necessary to consummate the same (“CLOSING”), shall occur at the principal office of New York Life Investments on or about October 5, 2012, or at such other place and/or on such other date as to which the parties may agree, provided that MainStay Funds, on behalf of the Acquiring Fund, may unilaterally delay the closing upon prior written notice to TPM, to allow enough time for the Acquiring Fund to file with the Commission a proxy statement/prospectus on Form N-14 in connection with the Closing, to achieve effectiveness of such Form N-14, and for sufficient votes of the Acquired Fund’s shareholders to be obtained, in the event that MainStay Funds is required to, or determines in its reasonable business judgment to, file such a Form N-14 (the “CLOSING DATE”).  All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.   Transfer and Delivery of Assets. TPM shall direct U.S. Bank, N.A. (“U.S. BANK”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, as custodian for the Acquired Fund, to those persons at State Street who have primary responsibility for the safekeeping of the assets of the Acquiring Fund.  Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time, and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  U.S. Bank shall deliver to those persons at State Street who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of State Street and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 ACT”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3.   Share Records. TPM shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Acquired Fund (the “TRANSFER AGENT”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.   Postponement of Effective Time. In the event that at the Effective Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “EXCHANGE”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of TPM or the Board of Trustees of MainStay Funds, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1.   Representations and Warranties of TPM. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of TPM, TPM, on behalf of the Acquired Fund, represents and warrants to MainStay Funds, on behalf of the Acquiring Fund, as follows:

(a)   The Acquired Fund is a duly established series of TPM, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under TPM’s Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)   TPM is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 ACT”), is in full force and effect.

(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by TPM on behalf of the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 ACT”), and the 1940 Act, and such as may be required under state securities laws.

(d)   The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)   At the Effective Time, TPM, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, MainStay Funds, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)   TPM is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which TPM, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which TPM, on behalf of the Acquired Fund, is a party or by which it is bound.

(g)   All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)   Except as otherwise disclosed to and accepted by MainStay Funds, on behalf of the Acquiring Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to TPM’s knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  TPM, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)   The financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Acquired Fund at December 31, 2011 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)   Since December 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)   At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)   Except as set forth on Schedule 4.1(1), for each taxable year of the Acquired Fund’s operation (in the case of the taxable year that includes the Effective Time, for that portion of such taxable year ending with the Effective Time), the Acquired Fund has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company, has been (or is expected to be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net capital gain (as defined in the Code) relating to the taxable year ended December 31, 2011.

(m)   All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by TPM and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(n)   The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of TPM, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of TPM on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)   The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

(p)   The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, from the effective date of the Proxy Statement through the date of the meeting of the Acquired Fund Shareholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(q)   For each year of its operation since inception and following an initial two-year term, the Acquired Fund’s investment advisory agreement with Marketfield has been properly approved by the Board of Trustees of TPM pursuant to Section 15(c) of the 1940 Act.

4.2.   Representations and Warranties of MainStay Funds. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of MainStay Funds, MainStay Funds, on behalf of the Acquiring Fund, represents and warrants to TPM, on behalf of the Acquired Fund, as follows:

(a)   The Acquiring Fund is a duly established series of MainStay Funds Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)   MainStay Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect, or is anticipated to be in full force and effect on the Closing Date.

(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by MainStay Funds on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d)   The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Acquired Fund or Marketfield for use therein.

(e)   At the Effective Time, MainStay Funds, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.

(f)   MainStay Funds, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay Funds, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay Funds, on behalf of the Acquiring Fund, is a party or by which it is bound.

(g)   Except as otherwise disclosed to and accepted by TPM, on behalf of the Acquired Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to MainStay Funds’ knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  MainStay Funds, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(h)   At the Effective Time, the Acquiring Fund will have no assets and no liabilities.  The Acquiring Fund has not commenced operations and will not commence operations until after the Effective Time.

(i)   The Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code for its taxable year that includes the Effective Time, and intends to qualify for such treatment in subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Effective Time and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Effective Time.

(j)   The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of MainStay Funds, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)   The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by MainStay Funds, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(l)   The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

(m)   The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

(n)   The Acquiring Fund’s investment advisory agreement with New York Life Investments, and the subadvisory agreement between New York Life Investments and Marketfield, have been properly approved by the Board of Trustees of the MainStay Funds pursuant to Section 15(c) of the 1940 Act.

4.3.   Representation and Warranty of New York Life Investments. New York Life Investments represents and warrants to TPM, on behalf of the Acquired Fund, and MainStay Funds, on behalf of the Acquiring Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of New York Life Investments, and this Agreement will constitute a valid and binding obligation of New York Life Investments, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.4.   Representation and Warranty of Marketfield.  Marketfield represents and warrants to TPM, on behalf of the Acquired Fund, and MainStay Funds, on behalf of the Acquiring Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of Marketfield, and this Agreement will constitute a valid and binding obligation of Marketfield, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1.   Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.   Meeting of Shareholders. TPM will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.   No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.   Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5.   Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.   Proxy Statement. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of the Proxy Statement to be included in a Schedule 14A Proxy Statement (the “PROXY STATEMENT”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.  To the extent required by the Commission or otherwise determined to be appropriate in the reasonable business judgment of MainStay Funds, on behalf of the Acquiring Fund, the term “Proxy Statement,” as used herein, shall include a proxy statement/prospectus filed on Form N-14 in lieu of a Schedule 14A Proxy Statement and in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7.   Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8.   Best Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.   Other Instruments. TPM, on behalf of the Acquired Fund, and MainStay Funds, on behalf of the Acquiring Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) TPM’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) MainStay Funds’, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.   Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11.   Compliance with Section 15(f) of the 1940 Act.  (a) MainStay Funds agrees that for a period of three (3) years after the Closing Date, MainStay Funds will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Fund or MainStay Funds, as applicable (or any successor) are not “interested persons” (as defined in the 1940 Act) of New York Life Investments or Marketfield; and (b) New York Life Investments agrees that for a period of two (2) years after the Closing Date, neither New York Life Investments nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

ARTICLE VI

CONDITIONS PRECEDENT

6.1.   Conditions Precedent to Obligations of Acquired Fund. The obligations of TPM, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at TPM’s election, to the following conditions:

(a)   All representations and warranties of MainStay Funds, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)   MainStay Funds, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to TPM, and dated as of the Effective Time, to the effect that the representations and warranties of MainStay Funds, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as TPM shall reasonably request.

(c)   MainStay Funds, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MainStay Funds, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)   The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)   TPM shall have received on the Closing Date the opinion of Dechert LLP, counsel to the MainStay Funds, dated as of the Closing Date, covering the following points:

(1)           MainStay Funds is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

(2)           The Agreement has been duly authorized by MainStay Funds, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by TPM, is a valid and binding obligation of MainStay Funds on behalf of the Acquiring Fund enforceable against the MainStay Funds in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3)           The Acquiring Fund shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by MainStay Funds and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(4)           The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of MainStay Funds’ Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which MainStay Funds is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the MainStay Funds is a party or by which it is bound;

(5)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by MainStay Funds in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)           MainStay Funds is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(7)           To the knowledge of such counsel, and except as otherwise disclosed to TPM pursuant to paragraph 4.2(g) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to MainStay Funds or the Acquiring Fund and neither MainStay Funds nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business

6.2.   Conditions Precedent to Obligations of Acquiring Fund. The obligations of MainStay Funds, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at MainStay Funds’ election, to the following conditions:

(a)   All representations and warranties of TPM, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)   TPM shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of TPM.

(c)   TPM, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of TPM, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as MainStay Funds shall reasonably request.

(d)   TPM, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TPM, on behalf of the Acquired Fund, on or before the Effective Time.

(e)   The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f)   The MainStay Funds shall have received on the Closing Date the opinion of Godfrey & Kahn, S.C., counsel to TPM, covering the following points:

(1)           TPM is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of Acquired Fund’s properties and assets, and to carry on its business, including that of the Acquired Fund, as a registered investment company;

(2)           The Agreement has been duly authorized by TPM, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the MainStay Funds, is a valid and binding obligation of TPM, on behalf of the Acquired Fund, enforceable against TPM in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3)           The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of TPM’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which TPM is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which TPM is a party or by which it is bound;

(4)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by TPM in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(5)           TPM is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquired Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(6)           To the knowledge of such counsel, and except as otherwise disclosed to the MainStay Funds pursuant to paragraph 4.1(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to TPM or the Acquired Fund and neither TPM nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.   Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, TPM, on behalf of the Acquired Fund, or MainStay Funds, on behalf of the Acquiring Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)   The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of TPM’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, TPM and MainStay Funds, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

(b)   At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of TPM or MainStay Funds, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)   All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by TPM and MainStay Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(d)   The Proxy Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e)   TPM and MainStay Funds shall have received an opinion of Godfrey & Kahn, S.C., in a form acceptable to Dechert LLP, as to federal income tax matters (the “TAX OPINION”) substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)   The transfer by the Acquired Fund of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization under Section 368(a)(1) of the Code and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)   No gain or loss will be recognized by the Acquired Fund as a result of such transactions.

(3)   No gain or loss will be recognized by the Acquiring Fund as a result of such transactions.

(4)   No gain or loss will be recognized by the shareholders of the Acquired Fund upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

(5)   The basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares exchanged therefor.

(6)   The basis of the Acquired Fund’s Assets received by the Acquiring Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transactions.

(7)   The shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange.

(8)   The holding period of the Acquiring Fund with respect to the Acquired Fund’s Assets will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund.

The delivery of such opinion is conditioned upon receipt by Godfrey & Kahn, S.C. of representations it shall request of TPM and the Mainstay Funds on behalf of the Acquired Fund and the Acquiring Fund, respectively.  Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(e).

(f)   U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(g)   The Transfer Agent shall have delivered to MainStay Funds a certificate of its authorized officer as set forth in paragraph 3.3.

(h)   The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(i)   Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION

7.1.   Indemnification by MainStay Funds. MainStay Funds, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless TPM, the Acquired Fund, and their trustees, officers, employees and agents (the “TPM INDEMNIFIED PARTIES”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the TPM Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund, or its respective trustees, officers or agents.

7.2.   Indemnification by TPM. TPM, solely out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless MainStay Funds, the Acquiring Fund, and their trustees, officers, employees and agents (the “MAINSTAY INDEMNIFIED PARTIES”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the MainStay Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund, or its respective trustees, officers or agents.

7.3.   Liability of TPM. MainStay Funds understands and agrees that the obligations of TPM on behalf of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of TPM on behalf of TPM personally, but bind only TPM on behalf of the Acquired Fund and the Acquired Fund’s property. Moreover, no series of TPM other than the Acquired Fund shall be responsible for the obligations of TPM hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. MainStay Funds represents that it has notice of the provisions of the Declaration of Trust of TPM disclaiming shareholder and trustee liability for acts or obligations of the Acquired Fund.

7.4.   Liability of MainStay Funds. TPM understands and agrees that the obligations of MainStay Funds on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of MainStay Funds on behalf of MainStay Funds personally, but bind only MainStay Funds on behalf of the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of MainStay Funds other than the Acquiring Fund shall be responsible for the obligations of MainStay Funds hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. TPM represents that it has notice of the provisions of the Declaration of Trust of MainStay Funds disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1.   No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2.   Expenses of Reorganization. The expenses relating to the proposed Reorganization will be borne joint and severally by New York Life Investments and Marketfield.  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation, printing and distribution of the Proxy Statement, legal fees and accounting fees with respect to the Reorganization and the Proxy Statement, expenses of holding shareholder meetings and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps.  Notwithstanding any of the foregoing, (i) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code and (ii) New York Life Investments and Marketfield shall pay or assume only those expenses of the Acquired Fund that are solely and directly related to the Reorganization in accordance with guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1.   Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of TPM or MainStay Funds, on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2.   Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of TPM or the Board of Trustees of MainStay Funds, on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to TPM:

Trust for Professional Managers
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
10th Floor
Milwaukee, WI  53202
Attention:  Rachel A. Spearo, Esq.
Telephone:  (414) 765-5384
Fax: (866) 535 4586
Rachel.Spearo@usbank.com

With copies (which shall not constitute notice) to:

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI  53202
Attention:  Carol A. Gehl, Esq.
Telephone:  (414) 287-9255
Fax: (414) 273-5198
cgehl@gklaw.com

If to MainStay Funds:

MainStay Funds Trust c/o New York Life Investment Management LLC
169 Lackawanna Avenue
Parsippany, NJ  07054
Attention: J. Kevin Gao, Esq.
Telephone No.: (973) 394-4450
Facsimile No.: (973) 394-4637
Email: kevin_gao@nylim.com

With a copy (which shall not constitute notice) to:

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
Attn: Sander M. Bieber, Esq.
Telephone No.: (202) 261-3308
Facsimile No.: (202) 261-3333
Email: sander.bieber@dechert.com

ARTICLE XI

MISCELLANEOUS

11.1.   Entire Agreement. MainStay Funds and TPM agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.   Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3.   Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5.   Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the ___ day of _________, 2012.

MAINSTAY FUNDS TRUST on behalf of its series, MainStay Marketfield Fund	TRUST FOR PROFESSIONAL MANAGERS on behalf of its series, Marketfield Fund

By: ____________________________________	By: ____________________________________

Name: Stephen P. Fisher	Name: John P. Buckel

Title: President	Title: Vice President

Solely for purposes of paragraphs 4.3, 5.11 and 8.2 NEW YORK LIFE INVESTMENT MANAGEMENT LLC	Solely for purposes of paragraphs 4.4 and 8.2 MARKETFIELD ASSET MANAGEMENT, LLC
By: ______________________________	By: ______________________________

Name: Stephen P. Fisher	Name: ______________________________

Title: Senior Managing Director	Title: ______________________________

EXHIBIT B

EXPENSE SUMMARIES OF THE FUND AND ACQUIRING FUND

The following tables describe the fees and expenses associated with holding the Fund and Acquiring Fund shares.  In particular, the tables compare the fee and expense information for the shares of the Fund as of the most recently completed fiscal year ended December 31, 2011 and the pro forma fees and expenses of Class I shares of the Acquiring Fund following the Reorganization.  Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown.

	The Fund	Acquiring Fund Pro Forma
	Existing Shares	Class I Shares
Shareholder Fees1
Maximum Sales Charges (Load) on Purchases	None	None
Maximum Deferred Sales Charges (Load)	None	None
Redemption Fee	1.00%2	None
Total Annual Fund Operating Expenses
Management Fee	1.40%3	1.40%
Distribution (12b-1) Fee	None	None
Other Expenses	0.15%	0.14%
Total Annual Fund Operating Expenses	1.55%	1.54%
Waivers/Reimbursements4	0.01%	------
Total Annual Fund Operating Expenses After Waivers/Reimbursements	1.56%	1.54%

1
In addition to the fees described in the table, each MainStay Marketfield Fund shareholder with an account balance of less than $1,000 may be subject to a small account fee. This fee will not apply to shareholder accounts created in connection with the Reorganization.

2	A 1.00% redemption fee is applied on redemptions of shares that have been held for less than 60 days.
3	The management fee is an annual percentage of the Fund’s average daily net assets.
4
Marketfield Asset Management LLC has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that the Fund’s Total Annual Fund Operating Expenses (exclusive of taxes, leverage, interest, brokerage commissions, expense incurred in connection with any merger or reorganization, dividends on short positions, acquired fund fees and expenses and extra-ordinary or non-recurring expenses, such as litigation) do not exceed 1.75% of the Fund’s average annual net assets at least through April 30, 2013 and for an indefinite period thereafter.  Marketfield Asset Management LLC is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, so long as the reimbursement does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the 1.75% expense limitation cap.  Any rights of Marketfield Asset Management LLC to reimbursement would terminate upon the Reorganization and subsequent liquidation of the Fund.

B-1

Effective upon the closing date of the Reorganization, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Acquiring Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 1.56% of its average daily net assets.  This expense limitation agreement will be in effect for a two-year period commencing on the closing date of the Reorganization, unless extended by New York Life Investments and approved by the MainStay Board.

You would pay the following expenses on a $10,000 investment assuming that each fund has a 5% annual return and that fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
The Fund – Existing Shares	$159	$493	$850	$1,856
The Acquiring Fund – Class I	$157	$486	$839	$1,834

B-2

PROXY CARD FOR

MARKETFIELD FUND
A series of Trust for Professional Managers (“TPM”)

Proxy for A Special Meeting of Shareholders – [ ________, 2012]

THIS PROXY IS BEING SOLICITED ON BEHALF OF TPM’S BOARD OF TRUSTEES ON BEHALF OF ITS SERIES, MARKETFIELD FUND (THE “FUND”).

The undersigned hereby constitutes and appoints [_________________ and ____________________], their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the special meeting of shareholders of the Fund, or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

John Q. Shareholder FBO Timmy Shareholder 11 Proxy Vote Road Proxyville, IL, 29455 (shows through window on outbound envelope)	The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to an item, this proxy will be voted FOR each Proposal.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at [ ____________ ]. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on [ ________, 2012]

The proxy statement for this meeting is available at: [www.marketfield.com]

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE, by MAIL or IN PERSON.  Please use whichever method is most convenient for you.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free [ _____________] and provide the representative with the TAG ID number found on the lower reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

Shareholder sign here Date
MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Joint owner sign here Date
IN PERSON:	Attend shareholders’ meeting at U.S. Bancorp Fund Services LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202 on [ ______, 2012] at 10:00 am Central time.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  This proxy card will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposal.  The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS:
Example: ■

The Board of Trustees unanimously recommends a vote FOR the following proposal.

FOR	AGAINST	ABSTAIN
To approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Marketfield Fund to the MainStay Marketfield Fund (the “Acquiring Fund”), a newly formed series of MainStay Funds Trust, in exchange for Class I shares of the Acquiring Fund; and (b) the distribution of the Class I shares of the Acquiring Fund pro rata by the Marketfield Fund to its shareholders in complete liquidation of the Marketfield Fund.
□	□	□

THANK YOU FOR VOTING